           AS FILED WITH THE EXCHANGE COMMISSION ON FEBRUARY 3, 2000


                                                      REGISTRATION NO. 333-95101
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 2

                                       TO

                                    FORM S-3
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                               ATMEL CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    DELAWARE                                        77-0051991
(STATE OR OTHER JURISDICTION OF INCORPORATION OR     (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
                 ORGANIZATION)

                              2325 ORCHARD PARKWAY

                           SAN JOSE, CALIFORNIA 95131
                                 (408) 441-0311
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                 DONALD COLVIN

                            VICE PRESIDENT, FINANCE
                          AND CHIEF FINANCIAL OFFICER
                               ATMEL CORPORATION
                              2325 ORCHARD PARKWAY
                           SAN JOSE, CALIFORNIA 95131
                                 (408) 441-0311
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)

                                   COPIES TO:

             MARK A. BERTELSEN, ESQ.                         DENNIS C. SULLIVAN, ESQ.
             BURKE F. NORTON, ESQ.                          MICHAEL B. GEBHARDT, ESQ.
            JOSEPH F. DANIELS, ESQ.                          LYNN E. FULLERTON, ESQ.
        WILSON SONSINI GOODRICH & ROSATI                 GRAY CARY WARE & FREIDENRICH LLP
            PROFESSIONAL CORPORATION                           400 HAMILTON AVENUE
               650 PAGE MILL ROAD                          PALO ALTO, CALIFORNIA 94301
          PALO ALTO, CALIFORNIA 94304                             (650) 328-6561
                 (650) 493-9300

        APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:
   From time to time after the effective date of this Registration Statement.

    If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

    If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [ ]

    If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

----------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------
                                                                      PROPOSED          PROPOSED
                                                                      MAXIMUM           MAXIMUM
          TITLE OF EACH CLASS                     AMOUNT              OFFERING         AGGREGATE         AMOUNT OF
            OF SECURITIES TO                      TO BE                PRICE            OFFERING        REGISTRATION
             BE REGISTERED                    REGISTERED(1)         PER SHARE(2)        PRICE(2)           FEE(3)
----------------------------------------------------------------------------------------------------------------------
Common Stock $0.001 par value...........    17,250,000 shares          $31.50         $543,375,000        $143,451
----------------------------------------------------------------------------------------------------------------------
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

(1) Includes 2,250,000 shares which the underwriters have the option to purchase to cover over-allotments, if any.

(2) Estimated solely for the purpose of computing the amount of the registration fee based on the average of the high and low prices for the Common Stock as reported by the Nasdaq National Market on January 13, 2000 pursuant to Rule 457(c) under the Securities Act of 1933.

(3) Previously paid.

    THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
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
                                EXPLANATORY NOTE

     This Amendment No. 2 to Form S-3 is being filed solely for the purpose of filing certain exhibits to the Registration Statement as set forth in Item 16(a) of Part II below.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 14. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

     The aggregate estimated (other than the registration fee) expenses to be paid by the Registrant in connection with this offering are as follows:

Securities and Exchange Commission registration fee.........    $143,451
NASD filing fee.............................................      30,500
Nasdaq additional listing fee...............................      17,500
Accounting fees and expenses................................      50,000
Legal fees and expenses.....................................     120,000
Printing and engraving......................................      70,000
Blue sky fees and expenses..................................      10,000
Transfer agent fees and expenses............................         250
Miscellaneous...............................................      20,000
                                                                --------
          Total.............................................    $461,701
                                                                ========

ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS OF ATMEL CORPORATION

CERTIFICATE OF INCORPORATION

     Article XI of our Certificate of Incorporation provides that, to the fullest extent permitted by Delaware law, as the same now exists or may hereafter be amended, a director shall not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duties as directors, except for liability:

     - for any breach of their duty of loyalty to the corporation or its stockholders,

     - for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,

     - for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the Delaware General Corporation Law, or

     - for any transaction from which the director derived an improper personal benefit.

BYLAWS

     Our bylaws provide that our directors, officers and agents shall be indemnified against expenses including attorneys' fees, judgments, fines, settlements actually and reasonably incurred in connection with any proceeding arising out of their status as such, if such director, officer or agent acted in good faith and in a manner he or she reasonably believed to be in or not opposed to the best interests of Atmel Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such conduct was unlawful.

     We have entered into agreements to indemnify our directors and officers, in addition to the indemnification provided for in our Certificate of Incorporation and Bylaws. These agreements, among other things, indemnify our directors and officers for certain expenses, including attorney's fees, judgments, fines and settlement amounts incurred by any such person in any action or proceeding, including any action by or in the right of Atmel, arising out of such person's services as a director or officer of Atmel, any subsidiary of Atmel or any other company or enterprise to which the person provides services at the request of Atmel.

     The form(s) of proposed Underwriting Agreement(s) to be filed as (an) Exhibit(s) hereto or incorporated by reference herein may include provisions regarding the indemnification of our officers and directors by the several Underwriters.

ITEM 16. EXHIBITS

     The following exhibits are filed herewith or incorporated by reference herein:


EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
   1.1     Form of Underwriting Agreement.
   3.1     Certificate of Incorporation.(1)
   3.2     Bylaws.(1)
   5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation.(2)
  23.1     Consent of PricewaterhouseCoopers, independent auditors.
  23.2     Consent of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation (included in Exhibit 5.1).(2)
  24.1     Power of Attorney.(2)


------------

(1) Incorporated by reference to the Registration Statement on Form 8-A/12G/A filed on December 6, 1999, under Section 12(g) of the Exchange Act.



(2) Previously filed.


ITEM 17. UNDERTAKINGS

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the provisions described under Item 15 above, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities, other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding, is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

     (1) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

     (2) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to Registration Statement on Form S-3 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Jose, State of California, on February 3, 2000.


                                          ATMEL CORPORATION

                                          By:      /s/ GEORGE PERLEGOS
                                            ------------------------------------
                                            George Perlegos,
                                            President and Chief Executive
                                              Officer


     Pursuant to the requirements of the Securities Act, this Amendment No. 2 to Registration Statement has been signed by the following persons in the capacities and on the dates indicated:



                       SIGNATURE                                     TITLE                    DATE
                       ---------                                     -----                    ----
                  /s/ GEORGE PERLEGOS                      President, Chief Executive   February 3, 2000
--------------------------------------------------------  Officer and Chairman of the
                    George Perlegos                            Board of Directors
                                                              (Principal Executive
                                                                    Officer)

                   /s/ DONALD COLVIN*                     Vice President, Finance, and  February 3, 2000
--------------------------------------------------------    Chief Financial Officer
                     Donald Colvin                        (Principal Financial Officer
                                                            and Accounting Officer)

                   /s/ GUST PERLEGOS*                     Executive Vice President and  February 3, 2000
--------------------------------------------------------            Director
                     Gust Perlegos

                  /s/ TSUNG-CHING WU*                               Director            February 3, 2000
--------------------------------------------------------
                     Tsung-Ching Wu

                     /s/ NORM HALL*                                 Director            February 3, 2000
--------------------------------------------------------
                       Norm Hall

                  /s/ T. PETER THOMAS*                              Director            February 3, 2000
--------------------------------------------------------
                    T. Peter Thomas

                *By: /s/ GEORGE PERLEGOS                                                February 3, 2000
  ----------------------------------------------------
           George Perlegos, attorney-in-fact

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            EXHIBIT TITLE
-------                           -------------
   1.1     Form of Underwriting Agreement.
   3.1     Certificate of Incorporation.(1)
   3.2     Bylaws.(1)
   5.1     Opinion of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation.(2)
  23.1     Consent of PricewaterhouseCoopers, independent auditors.
  23.2     Consent of Wilson Sonsini Goodrich & Rosati, Professional
           Corporation (included in Exhibit 5.1).(2)
  24.1     Power of Attorney.(2)


------------

(1) Incorporated by reference to the Registration Statement on Form 8-A/12G/A filed on December 6, 1999, under Section 12(g) of the Exchange Act.



(2) Previously filed.